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          THIRD AMENDMENT TO CREDIT AGREEMENT DATED AS OF APRIL 3, 2000
                (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT"),
                BY AND BETWEEN HEADS & THREADS INTERNATIONAL LLC,
             A DELAWARE LIMITED LIABILITY COMPANY (THE "BORROWER"),
              AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,
               LASALLE BANK NATIONAL ASSOCIATION AND SUMMIT BANK,
             AS LENDERS (THE "LENDERS"), AND AMERICAN NATIONAL BANK
              AND TRUST COMPANY OF CHICAGO, AS AGENT (THE "AGENT")

        This Third Amendment to the Agreement ("Amendment") is entered into as of March 19, 2001 by and among the Borrower, the Lenders and the Agent.

        All capitalized terms stated in this Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

        WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement;

and

        WHEREAS, the Borrower and the Lenders have agreed to amend certain financial covenants as stated herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

        Section 1.        Amendments to Agreement.

        a.      Section 1.1 of the Agreement is amended as follows:

        (i) The definition of "Capital Expenditures" is amended in its entirety to state the following:

        "Capital Expenditures" means, without duplication, any expenditures for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP, provided that for purposes of
Section 6.10.4 and for purposes of determining the Debt Service Coverage Ratio, Capital Expenditures shall include only such expenditures funded by cash flow internally generated by Borrower in the normal course of its business operations.

        (ii)    A new definition of "Debt Service Coverage Ratio" is added to
Section 1.1 of the Agreement as follows:


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        "Debt Service Coverage Ratio", for any period, means the ratio of (A)
Net Income plus (a) (i) Interest Expense and (ii) depreciation and amortization, minus (b) (i) Capital Expenditures and (ii) dividends paid, plus (or minus) (c) the gain (or loss) on sale of assets, plus (or minus) (d) the increase (or decrease) in LIFO reserve to (B) Interest Expense plus (i) required principal payments upon the Obligations plus (ii) that portion of regularly scheduled payments under Capitalized Lease Obligations which are allocable to principal under GAAP.

        (iii)   The definition of "Fixed Charge Coverage Ratio" is deleted.

        (iv)    The definition of "Leverage Ratio" is deleted.

        (v) A new definition of "Tangible Net Worth" is added to Section 1.1 of the Agreement as follows:

        "Tangible Net Worth" means at any time Borrower's (a) total assets minus
(b) total liabilities, Intangible Assets, notes receivable from Affiliates and prepaid expenses, all computed in accordance with GAAP.

        b.      Section 6.10.1 of the Agreement is deleted.

        c. Section 6.10.2 of the Agreement is deleted and substituted therefor is the following:

        6.10.2. Debt to Tangible Net Worth Ratio. The Borrower will maintain a ratio of Indebtedness to Tangible Net Worth at all times of not greater than (i) 2.00:1.00 on and before December 31, 2001 and (ii) 1.50:1.00 thereafter.

        d. Section 6.10.3 of the Agreement is deleted and substituted therefor is the following:

        6.10.3 Debt Service Coverage Ratio. The Borrower will maintain a Debt Service Coverage Ratio, at all times of not less than (i) 1.00 to 1.00 on and before December 31, 2001 and (ii) 1.20:1.00 thereafter for each trailing twelve month period preceding the testing date, provided that the first test of such ratio shall be on June 30, 2001 at which time such ratio will be tested only for the Borrower's second fiscal quarter of 2001, and thereafter on September 30, 2001 and December 31, 2001 such ratio shall be tested on year to date performance from April 1, 2001.

       Section 2. Representations and Warranties. The Borrower represents and warrants that:



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        a.      The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date); and

        b. The Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Default or Unmatured Default has occurred and is continuing.


        Section 3. Conditions to Effectiveness. This Amendment is subject to the satisfaction in full of the following conditions precedent:

        a. The Agent shall have received executed originals of this Amendment;

        b.      The Agent shall have received payment of the fees provided in
Section 6 of this Amendment;

        c. The Agent shall have received board resolutions from the Borrower authorizing the execution of this Amendment; and

        d. All legal matters incident to this Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent.


        Section 4. Full Force and Effect. Except as expressly amended and waived herein, the Agreement and the Loan Documents are hereby ratified and confirmed, and shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement and the Loan Documents, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended prior to the date hereof and as amended by this Amendment.



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        Section 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.


        Section 6. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Neal, Gerber & Eisenberg, counsel for the Agent.

        Section 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

        Section 8. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    BORROWER:

                                    HEADS & THREADS INTERNATIONAL LLC,
                                    A DELAWARE LIMITED LIABILITY COMPANY




                                    BY:  /s/ STEVEN R. SCHONHOLTZ
                                         ---------------------------------------
                                         ITS: PRESIDENT
                                         ---------------------------------------


                                    LENDERS:

                                    AMERICAN NATIONAL BANK AND TRUST
                                    COMPANY OF CHICAGO




                                    BY:   /s/ LINDA K. MIKUTIS
                                          --------------------------------------
                                          ITS: OFFICER
                                          --------------------------------------



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                                    LASALLE BANK NATIONAL ASSOCIATION




                                    BY:   /s/ HENRY J. MUNEZ
                                          --------------------------------------
                                          ITS: VICE PRESIDENT
                                          --------------------------------------

                                    SUMMIT BANK




                                    BY:   /s/ URI PILTZER
                                          --------------------------------------
                                          ITS: VICE PRESIDENT
                                          --------------------------------------

                                    AGENT:

                                    AMERICAN NATIONAL BANK AND TRUST
                                    COMPANY OF CHICAGO




                                    BY:   /s/ LINDA K. MIKUTIS
                                          --------------------------------------
                                          ITS: OFFICER
                                          --------------------------------------


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